Exhibit 10.1


                                  NYMAGIC, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                         -------------------------------
                       Unrestricted Share Award Agreement

                         ------------------------------



               This Unrestricted Share Award Agreement (the "Award Agreement") is made and entered into as of ________ ___, 200__, by and between NYMAGIC, INC., a New York corporation (the "Company") and [ ] ("Grantee" or "you").

               1. Award. In consideration of services rendered by Grantee to the Company, effective on the date hereof (the "Award Date"), the Company hereby awards to Grantee [ ] Unrestricted Shares (the "Unrestricted Shares") subject to the terms and conditions set forth in this Award Agreement, and in the NYMAGIC, INC. Amended and Restated 2004 Long-Term Incentive Plan (the "Plan"), which is attached hereto as Exhibit A. A summary of the Plan appears in its Prospectus, which is attached as Exhibit B. You should carefully review these documents, and consult with your financial and tax advisors, in order to fully understand the implications of this Award, including your tax alternatives and their consequences.

               2. Acceptance. By executing this Award Agreement, Grantee agrees to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, Grantee recognizes and agrees that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Board of Directors of the Company (the "Board") or the Committee that administers the Plan pursuant to Section 4 of the Plan, and that such determinations, interpretations or other actions are (unless arbitrary and capricious) final, conclusive and binding upon all parties, including Grantee's successors and permitted assigns.

               3. Vesting. The Unrestricted Shares awarded to Grantee under this Award Agreement are fully vested on the Award Date.

               4. Issuance of Shares. All Unrestricted Shares subject to this Award Agreement will be issued as of the Award Date.

               5. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.

               6. Award Confers No Rights to Continued Retention or Employment. In no event shall the award of the Unrestricted Shares hereunder or the acceptance of this Award Agreement by Grantee give or be deemed to give Grantee any right to continued retention as an independent contractor, service provider, or employee by the Company or any affiliate of the Company.


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               7. Severability.  If any part or parts of this Award Agreement or the Plan shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Award Agreement or the Plan which shall remain in full force and effect.

               8. Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to the conflicts of law principles thereof.

               9. Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

        10. Taxes. By signing this Award Agreement, you acknowledge that you shall be solely responsible for the satisfaction of any taxes that may arise with respect to your Unrestricted Shares, and that the Company shall have no obligation whatsoever to pay such taxes. Additionally, if you are an employee of the Company, you acknowledge that the Company shall withhold from your compensation payable on the next payroll payment after the Award Date the amount necessary to satisfy any such tax obligations.





                            [SIGNATURE PAGE FOLLOWS]


                                       2


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           IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Award
Agreement as of the date first written above.


                                COMPANY:
                                -------

                                NYMAGIC, INC.


                                By:
                                       ------------------------------------

                                Name:
                                       ------------------------------------

                                Title:
                                       ------------------------------------





The undersigned hereby accepts the terms of this Award Agreement and the Plan.


                                GRANTEE:
                                -------

                                By:
                                       ------------------------------------

                                Name:
                                       ------------------------------------

                                Title:
                                       ------------------------------------





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                                  NYMAGIC, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                                    Exhibit A

                                  NYMAGIC, INC.
               2004 Amended and Restated Long-Term Incentive Plan



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                                  NYMAGIC, INC.
                              AMENDED AND RESTATED
                          2004 LONG-TERM INCENTIVE PLAN

                                    Exhibit B

                                   Prospectus